                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 29, 2004
                                                        ----------------

                               Jarden Corporation
                               -------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-21052                35-1828377
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(State or other jurisdiction of  (Commission File Number)     (IRS Employer
       incorporation)                                       Identification No.)

555 Theodore Fremd Avenue, Rye, New York                                  10580
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(Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400
                                                           --------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ]  Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)
    [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)
    [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
    [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
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     On October 29, 2004, we issued a press release announcing our financial results for the fiscal quarter ended September 30, 2004. A copy of our press release announcing our earnings results for the fiscal quarter ended September
30, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     The earnings press release furnished herewith contains a financial measure that is not in accordance with generally accepted accounting principles in the
United States ("GAAP"). The Company has provided a reconciliation within the earnings release of the non-GAAP financial measure to the most directly comparable GAAP financial measure. EBITDA is presented in this press release because the Company's credit facility and senior subordinated notes contain financial and other covenants which are based on or refer to the Company's
EBITDA. Additionally, EBITDA is a basis upon which our management assesses financial performance and we believe it is frequently used by securities analysts, investors and other interested parties in measuring the operating performance and creditworthiness of companies with comparable market capitalization to the Company, many of which present EBITDA when reporting their results. Furthermore, EBITDA is one of the factors used to determine the total amount of bonuses available to be awarded to executive officers and other employees. EBITDA is widely used by the Company to evaluate potential acquisition candidates.

Item 9.01     Financial Statements and Exhibits
              ---------------------------------

             (c) Exhibits. The following Exhibit is filed herewith as part of this report:

Exhibit          Description
-------          -----------

99.1         Press Release of Jarden Corporation, dated October 29, 2004, with respect to our financial results for the fiscal quarter ended
             September 30, 2004 (furnished only).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2004

                                                       JARDEN CORPORATION

                                             By: /s/ Desiree DeStefano
                                                 ----------------------
                                                 Name: Desiree DeStefano
                                                 Title:   Senior Vice President